UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 11, 2026

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
1555 Palm Beach Lakes Blvd.,
West Palm Beach, Florida 33401
(Address of principal executive offices)(Zip Code)(1)
(561) 839-3999
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

(1)We have operations in multiple locations in the U.S., Europe and Asia and have not identified a single location as the Company’s headquarters. We are including this address to comply with the Securities and Exchange Commission’s requirements.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2026, Monolithic Power Systems, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders:
1.Elected two Class I directors to serve for three-year terms until the Company’s annual meeting of stockholders in 2029, or until their respective successors are duly elected and qualified.
2.Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
3.Approved, on an advisory basis, the 2025 compensation of the Company’s named executive officers.
The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, is set forth below.
1.Election of two Class I directors:

Nominee	For	Withheld	Broker Non-Votes
Victor K. Lee	39,298,042	4,440,848	1,699,761
Jeff Zhou	41,135,949	2,602,941	1,699,761
2.Ratification of the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
45,354,955	72,479	11,217	-
3.Approval, on an advisory basis, of the 2025 compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
42,164,328	1,411,084	163,478	1,699,761
Item 8.01 Other Events.

On June 12, 2026, the Company issued a press release announcing the second quarter cash dividend of $2.00 per share to all stockholders of record as of the close of business on June 30, 2026. The dividend will be paid to stockholders on July 15, 2026. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release issued on June 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 12, 2026	By:	/s/ Saria Tseng
Saria Tseng
Executive Vice President, General Counsel